MAST0406A  30 year  5.3's          User ID: obrienci          Deals Directory:

/home/obrienci/DEALS

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Collateral Description         Date:    06/22/2004   19:01:20

UBS Investment Bank

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Settlement Date:  6/30/2004  WHOLE 30 year  WAC: 5.52  WAM: 358.00  Pricing

Speed:   15  CPR

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 Num            Name       Bond   PassThru        WAC   WAM  WALA       Date

Factor    Bal owned     Bal used    Orig used *       In Box

   1           WHOLE         21    5.27000    5.52000   358     2     0/   0

0.00000000 115000000.00 115000000.00          Inf           0.00

                                                                         5.52   358.00  2.00

115000000.00   115000000.00           Inf           0.00